SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2003

NETMANAGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-22158 (Commission File Number)	77-0252226 (IRS Employer Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA (Address of principal executive offices)	95014 (Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A

(Former name or former address, if changed since last report

ITEM 5. Other Events

On February 12, 2003 NetManage, Inc. reported financial results for the fourth quarter and fiscal year ended December 31, 2002. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a), (b) Financial Statements and pro forma financial information

     NONE

     (c)  Exhibits

Number	Description
99.1	Press Release of NetManage, Inc. dated February 12, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

By: /s/ Michael R. Peckham

Michael R. Peckham

Senior Vice President and Chief Financial Officer

Date: February 14, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of NetManage, Inc. dated February 12, 2003